UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 9, 2009

E*TRADE Financial Corporation
(Exact name of Registrant as Specified in its Charter)

Delaware	1-11921	94-2844166
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

135 East 57th Street, New York, New York 10022
(Address of Principal Executive Offices and Zip Code)

(646) 521-4300
(Registrant’s Telephone Number, including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03. Material Modification To Rights Of Security Holders.

On September 11, 2009, in accordance with a stockholder advisory vote at a special stockholder meeting held on August 19, 2009, E*TRADE Financial Corporation (the “Company”) entered into a Fourth Amendment to the Rights Agreement, dated as of July 9, 2001, as amended, between the Company and American Stock Transfer and Trust Company, to accelerate the final expiration date of the rights issued thereunder to the close of business on September 11, 2009, effectively terminating the Company’s stockholder rights plan as of that date.  The foregoing summary of the Amendment is qualified in its entirety by reference to the full text of the amendment, which is set forth as Exhibit 4.1 to this report and is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 9, 2009, the Company filed a Restated Charter (“Charter”) with the Secretary of State of Delaware. This filing merely restated the Charter to include all prior amendments in a single document. No new or additional amendment of the Charter was made. The restatement of the Charter was approved by the Company’s Board of Directors on September 8, 2009. The restatement of the Charter was effective immediately upon filing.   A copy of the Restated Charter is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 8.01	Other Events.

On September 14, 2009, the Company entered into a Distribution Agreement (the “Agreement”) with Sandler O’Neill & Partners, L.P. (“Sandler”). Pursuant to the terms of the Agreement, the Company may offer and sell shares of the Company’s common stock, par value $0.01 per share, from time to time through Sandler, as the Company’s distribution agent for the offer and sale of the shares, up to an aggregate sales price of $150,000,000 (the “Shares”).  Sales of the Shares, if any, will be made by means of ordinary brokers’ transactions on the NASDAQ Global Select Market at market prices or as otherwise agreed with Sandler. The Company may also agree to sell shares to Sandler, as principal, for its own account, on terms agreed to by the Company and Sandler.

The Shares will be issued pursuant to the Company’s shelf registration statement (the “Registration Statement”) on Form S-3 (File No. 333-158636), which became effective upon filing with the Securities and Exchange Commission on April 17, 2009.

Sandler and its affiliates have provided, and may in the future provide, investment banking and other financial services for us in the ordinary course of business, for which they have received and will receive customary compensation.

The Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K, and the description of the Agreement is qualified in its entirety by reference to such exhibit. For a more detailed description of the Agreement, see the disclosure under the caption “Plan of Distribution” contained in the Company’s Prospectus Supplement dated September 14, 2009 to the Prospectus dated April 17, 2009, which has been filed with the Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended, which disclosure is hereby incorporated by reference. The Agreement is also filed with reference to, and is hereby incorporated by reference into, the Registration Statement.

In addition, we hereby incorporate by reference the section entitled “Risk Factors” from page S-7 through page S-19 of the Prospectus Supplement dated September 14, 2009 into this Current Report.

A copy of the opinion of Davis Polk & Wardwell LLP, relating to the legality of the Shares, is filed as Exhibit 5.1 to this Current Report and is filed with reference to, and is hereby incorporated by reference into, the Registration Statement.  A copy of the press release announcing entry into the Agreement, attached hereto as Exhibit 99.1, is incorporated herein in its entirety.

Section 9 –Financial Statement and Exhibits

Item 9.01	Financial Statements and Exhibits.

(d)   Exhibits.

       Exhibit No.       Description

1.1	Distribution Agreement, dated as of September 14, 2009, between E*TRADE Financial Corporation and Sandler O’Neill & Partners, L.P.

3.1	Restated Charter of E*TRADE Financial Corporation

4.1	Fourth Amendment, dated as of September 11, 2009, to Rights Agreement by and among E*TRADE Financial Corporation and American Transfer and Trust Company.

5.1	Opinion of Davis Polk & Wardwell LLP

23.1	Consent of Davis Polk & Wardwell LLP (contained in Exhibit 5.1)

99.1	Press Release, dated September 14, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

E*TRADE FINANCIAL CORPORATION

Date: September 14, 2009	By:	/s/ Karl A. Roessner
		Name:	Karl A. Roessner
		Title:	Corporate Secretary

EXHIBIT INDEX

Exhibit No.         Description

1.1	Distribution Agreement, dated as of September 14, 2009, between E*TRADE Financial Corporation and Sandler O’Neill & Partners, L.P.

3.1	Restated Charter of E*TRADE Financial Corporation

4.1	Fourth Amendment, dated as of September 11, 2009, to Rights Agreement by and among E*TRADE Financial Corporation and American Transfer and Trust Company.

5.1	Opinion of Davis Polk & Wardwell LLP

23.1	Consent of Davis Polk & Wardwell LLP (contained in Exhibit 5.1)

99.1	Press Release, dated September 14, 2009.